Assets Held for Sale	12 Months Ended
Dec. 31, 2019
Noncurrent Assets Or Disposal Groups Classified As Held For Sale Or As Held For Distribution To Owners [Abstract]
Assets Held for Sale

NOTE 6. ASSETS HELD FOR SALE

In December 2018, Precision commenced a process to sell drilling rigs that no longer met the Corporation’s High Performance technology standards. The disposal group, contained within its Contract Drilling Services segment, was classified as held for sale and measured at the lower of its carrying value and fair value less costs to sell. At December 31, 2018, the disposal group was stated at its carrying value of $20 million, which was less than its estimated fair value. In 2019, Precision’s efforts to sell the disposal group were unsuccessful and the drilling rigs were decommissioned.